OPPENHEIMER NEW YORK MUNICIPAL FUND
                  Class C Share Certificate (8-1/2" x 12-5/8")


I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  share certificate no. XX-000000

         (upper right box with heading: CLASS C SHARES below cert. no.)

         (centered below  OPPENHEIMER NEW YORK MUNICIPAL FUND
          below boxes)                  A MASSACHUSETTS BUSINESS TRUST

         (at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                       (box with number) CUSIP 683913 107

         (at left) _________________________ is the owner of

         (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF

                  OPPENHEIMER NEW YORK MUNICIPAL FUND

                  (hereinafter called the "Fund", transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature           Dated:                       (signature
                  at left of seal)                            at right of seal)

                  /s/ George C. Bowen                 /s/ Bridget A. Macaskill
                  ----------------------              ------------------------
                  TREASURER                           PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                       OPPENHEIMER NEW YORK MUNICIPAL FUND
                                      SEAL
                                      1984
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                                            Countersigned
                                            OPPENHEIMERFUNDS SERVICES
                     (A Division of OppenheimerFunds, Inc.)
                          Englewood (CO)                      Transfer Agent

                         By ____________________________
                              Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                             (Cust)                    (Minor)

             UNDER UGMA/UTMA                     ___________________
                                                       (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________ Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                               --------------------------
                        (Both must sign if joint owners)

                        Signature(s) ___________________
                                     guaranteed               Name of Guarantor
                                     by:                    ___________________
                                                              Signature of
                                                              Officer/Title

(text printed                   NOTICE: The signature(s) to this assignment must
vertically to                    correspond with the name(s) as written upon the
right of above                   face of the certificate in every particular
paragraph)                       without alteration or enlargement or any change
                                 whatever.

(text printed in                 Signatures must be guaranteed by a financial
box to left of                  institution of the type described in the current
signature(s))                    prospectus of the Fund.


PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without                 "four hands"
this watermark:                                                  logotype

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY